Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            PREMIUM ENTERPRISES, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                            PREMIUM ENTERPRISES, INC.
                              1510 Poole Boulevard
                              Yuba City, CA 95993
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY xx, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of Premium Enterprises, Inc., (hereinafter referred to as "the Company") will be held at 1510 Poole Boulevard, Yuba City, CA 95993, at 10:00 a.m., local time, for the following purposes:

         1. To elect five directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

         2. To ratify the appointment of Gordon, Hughes, & Banks as Inde-pendent Accountants for the annual period ending December 31, 2003.

         3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to 100 million common shares $.001 par value in such classes or series and with such rights and privileges as the board may hereafter determine.

         4. To change the name of the corporation to eTotalsource, Inc. and to authorize the Amendment of the Articles of Incorpora-tion.

         5. To Authorize a reverse split of the common stock on a one for four basis, by which each four shares shall become one share; provided that no shareholder shall be reversed below 100 shares, and no shareholder owning 100 shares or less shall be reversed. Fractional shares will be rounded up to the next whole share.

         6.       To approve the Company's  2003 Employee Stock Option and Award
                  Plan.


         7. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

         The Board of Directors has fixed the closing of business on April xx, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the transitional year ended December 31, 2002 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                              /s/ Terry Eilers
                                              -----------------------
                                              Premium Enterprises, Inc.
                                              Terry Eilers, President

                                 PROXY STATEMENT

                            PREMIUM ENTERPRISES, INC.

                              1510 Poole Boulevard
                              Yuba City, CA 95993

                                ANNUAL MEETING OF

                             SHAREHOLDERS TO BE HELD

                                  MAY xx, 2003

         This Proxy Statement is being furnished to the shareholders of PREMIUM ENTERPRISES, INC., a Colorado corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Share-holders to be held at 10:00 a.m., local time, April xx, 2003 at 1510 Poole Boulevard, Yuba City, CA 95993. The Proxy Statement is first being sent or given to shareholders on or about April xx, 2003.

         PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

         WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A
PROXY.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on April xx, 2003 have the right to receive notice of and to vote at the Annual Meeting. On April ____, 2003, the Company had issued an outstanding 17,565,151 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this

Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Michael Sullinger, Secretary, Premium Enterprises, Inc., 1510 Poole Boulevard, Yuba City, CA 95993.

         HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

         The person named as proxy is Terry Eilers, a director of the Company.

         In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Program.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, _________________, 2003, the total number of common shares outstanding and entitled to vote was 17,565,151.

         The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

         Stock transfer records will remain open. Five days prior to mailing of the Proxy Statement shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of April xx, 2003, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title             Name and                           Amount and                 Percent
of                Address of                         Nature of                  of
Class             Beneficial Owner                   Beneficial Interest        Class
-----             ----------------                   -------------------        -------
Common            Terry Eilers                       8,399,457                  48%
                  1510 Poole Boulevard               300,000                    1.6%
                  Yuba City, CA  95993

Common            Clark Davenport                    1,535,386                  7.7%
                  1510 Poole Boulevard
                  Yuba City, CA  95993

Common            Morrow Revocable Trust             1,645,056                  8.2%
                  (John Morrow)
                  12655 Rough & Ready
                  Grass Valley, CA  95945



                                       5


Common            Wesley Whiting                    75,000                      .4%
                  10200 W. 44th Ave., #210E
                  Wheat Ridge, CO  80033

Common            Richard Barber                    584,352                     3%
                  1510 Poole Boulevard              25,000                      .1%
                  Yuba City, CA  95993

Common            Virgil Baker                      987,033                     5.6%
                  1510 Poole Boulevard              300,000                     1.6%
                  Yuba City, CA  95993

Common            Michael Sullinger                 68,544                      .3%
                  1510 Poole Boulevard              200,000                     1%
                  Yuba City, CA  95993

Common            Cody Morrow (resigned 2002)       1,645,056                   9.3%


                          VOTING REQUIRED FOR APPROVAL

         A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned with-out further notice to shareholders, until a quorum is assembled. Each share-holder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         Abstentions and broker non-votes are counted for purposes of determin-ing the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the transitional year ended December 31, 2002, (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and (2) to all officers as a group is set forth below under directors. None.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation. None.

         (d) Compensation of Directors.

         Compensation paid by the Company for all services provided during the period ended December 31, 2002, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:





                                     SUMMARY COMPENSATION TABLE OF EXECUTIVES
                                          Annual Compensation                          Awards
Name & Principal               Year    Salary      Bonus      Other         Restricted       Securities                    ALL
Position                               ($)         ($)        Annual        Stock            Underlying      LONG TERM     OTHER
                                                              Comp-         Award(s)         Options/SARS   COMPENSATION   COMPENSA-
                                                              ensation      ($)              (#)              / OPTION     TION
                                                              ($)
------------------------------------------------------------------------------------------------------------------------------------
Ronald D. Morrow, (1)(2)
President (Resigned 2002)      2000    0           0          0             0                0                  0             0
                               2001    $50,000*    0          0             0                0                  0             0
                               2002    0           0          0             0                0                  0             0
------------------------------------------------------------------------------------------------------------------------------------
Terry Eilers, President,       2000    $50,000     0          0             0                0                  0             0
CEO                            2001    $111,000    0          0             0                200,000            0             0
                               2002    $37,000     0          0             0                100,000            0             0
------------------------------------------------------------------------------------------------------------------------------------
Michael Sullinger,             2000    0           0          0             0                0                  0             0
Secretary, COO, Legal Counsel  2001    0           0          0             0                0                  0
                               2002    0           0          0             0                200,000            0             0
------------------------------------------------------------------------------------------------------------------------------------
Wesley F. Whiting, (2)         2002    0           0          10,000 shares 0                0                  0             0
Assistant Secretary
(Former Pres., resigned 2002)
------------------------------------------------------------------------------------------------------------------------------------
Virgil Baker, CFO              2000    $27,000     0          0             0                0                  0             0
                               2001    $72,000     0          0             0                200,000            0
                               2002    $18,000     0          0             0                100,000            0             0
------------------------------------------------------------------------------------------------------------------------------------


(1)     Former President (resigned 2002)
(2)     After a proposed one for four reverse split.

        Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)


         Long Term Incentive Plans - Awards in Last Fiscal Year (None)

Committees and Meetings

         The Board held two meetings during the fiscal year ended December 31, 2002. The Board has appointed standing Audit and Compensation Committees as of April 2003. No committees exist in prior years in Premium Enterprises, Inc. The Audit Committee will conduct its business during the regular meetings of the Board of Directors during the current fiscal year and in addition, will confer from time to time as necessary. The Compensation Committee, in addition to meet-ings as part of the regular meetings of the Board, also will confer from time to time as necessary. The Board has no standing nominating committee. Directors are required to attend more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee of the Board consists of Virgil Baker and Michael Sullinger. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

     Terry Eilers and Virgil Baker will serve on the Compensation Committee. The Compensation Committee administers the Company's Employee Stock Award Plan (the "Plan") and determines the compensation to be paid to each of the Company's executive officers, employees, and Directors.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

         As permitted by Section 145 of the Colorado Business Corporation Act, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by Section 145 of the Colorado Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Colorado law, including those circumstances in which indemnification would otherwise be discretionary.

         The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by the Colorado Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceed-ing as to which they may be indemnified.

         The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KT for the year ended December 31, 2002 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KT as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Michael Sullinger, Secretary, at 1510 Poole Boulevard, Yuba City, CA 95993.

                         BOARD OF DIRECTORS AND OFFICERS

          The persons listed below are currently Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company as of April 30, 2003 are as follows:

                                                                  Period of
                                                                  Service As
                                                                  An Officer Or
     Name                     Age           Position(s)           Director
----------------------------- --------  ------------------------  --------------
Terry Eilers (1)                        President & Director      Annual
Michael Sullinger (2)                   Secretary & Counsel       Annual
Wesley F. Whiting (3)                   Assistant Secretary       Annual
                                        Director
Virgil Baker                            CFO                       Annual

         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

     Terry Eilers - CEO Chairman, Director and Founder of eTotalSource, Inc. - 1994-Present - Former VP and Regional Manager, Regional Training Director for Lawyers Title Company, 1984-1987, Creation, operation and sale of Sydney Cambric Publishing 1983-1985 , implemented marketing and management systems, developed and supervising management training and conducting live seminars to nearly 1 million people worldwide for many Fortune 500 companies such as, Bank of America, Coldwell Banker, IBM, Xerox, and First American Financial. Over the past 30 years, his management and computer sales programs have been utilized by major real estate entities, banks, savings and loans, insurance companies, sales and research organizations and publishing companies worldwide such as Norwest Mortgage, Century 21, Sun Trust, Stewart Title Company, and Lawyers Title. 1980-1994.

     He is a frequent author, having written, and published through Crescent Publishing, Sydney Cambric Publishing and the Disney Corporation-Hyperion Publishing, 12 books concentrated in the real estate, business management and personal development fields. Some of the titles Mr. Eilers has written include:
How to Sell Your Home Fast(Disney/Hyperion), How To Buy the Home You Want (Disney/Hyperion), The Title and Document Handbook (Sydney Cambric), Mortgage Lending Handbook (Sydney Cambric), Mastering Peak Performance (EMR Publishing), Real Estate Calculator Handbook (Sydney Cambric). He is a AA Administration of Justice - Sacramento City College 1971 Extensive Course Work - California State College/Sacramento, Yuba College, Lincoln School of Law 1970-1985.

     Virgil Baker-CFO Director and founder of eTotalSource, Inc. 1996-Present. Formerly the CFO for AGRICO, a large agriculture corporation (1993-1996) - where he designed and integrated the network programs for the accounting, cash flow and inventory systems on a nationwide basis. Mr. Baker had the added responsibility for all of the International commerce generation. He has a BA Accounting - California State University/Chico -1992.

     Michael Sullinger-COO - Director - Secretary - In-house legal counsel of eTotalSource, Inc. since 2000 Extensive background in development and management of partnerships and joint ventures. Previous private legal practice (1993 to date) involved business litigation, formation of business entities and advising principals and directors in the planning and operation of various companies. Has served as a Board of Director on numerous government, business and philanthropic organizations. He has a BA Business - San Francisco State University 1977 JD - California Northern School of Law 1993.

     Cody Morrow - Director of eTotalSource, Inc., since 2000 President of Morrow Marketing International 1995-present, $200 million+ annual sales nationally and internationally. Current direct business operations in Europe, Thailand and India. Many years experience in opening foreign markets. Prior to Morrow Marketing, Cody was President of Monarch Development Corporation 1989-1993 a Southern California based Real Estate Development Company.

     Richard Barber - Director of eTotalSource, Inc. (since 1998), Founder and senior partner of A. Richard Barber & Associates 1983-Present, a literary agency and consultant to numerous major publishing companies. He was also the Director of Development for Network Enterprises, Inc., 1969-1983 where he supervised the creations and writing of television and film properties. Former Director and Senior Editor of Public Relations, for Viking Penguin, Inc. Lecturer in publishing at New York, Harvard and Radcliff Universities, 1971-1989. His Academic Background is: Phillips Exeter Academy, Exeter Fellow in History (1963-1965), Columbia University, M.A, Ph.D (1962-1963). Course work at Dartmouth College, Special Dartmouth Fellow, A.B., and study programs with Corey Ford at Harvard, William & Mary, University Of Michigan, British Museum, Oxford University and Columbia University (1961-1962).


                                   Proposal #1

                      NOMINATION AND ELECTION OF DIRECTORS

         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is five. The Board has nominated three (3) persons. At this Annual Meet-ing, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

         All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is discussed on pages 10, 11, and 12 of this Proxy Statement.

         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

        Terry Eilers
        Michael Sullinger
        Cody Morrow
        Virgil Baker
        Richard Barber


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                                   Proposal #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Gordon, Hughes, & Banks, Independent Public Accountants, of Lakewood, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2003 and shareholders are asked to ratify such appointment. Ratification of the appointment of Gordon, Hughes, & Banks, as the Company's independent public accountantsfor the fiscal year ending December 31, 2003 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Gordon, Hughes, & Banks for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Gordon, Hughes, & Banks are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

         Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Gordon, Hughes, & Banks as independent accountants for the Company's transitional year ending December 31, 2002.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                                   Proposal #3

                           AMENDMENT TO ARTICLES FOR
                        AN INCREASE IN AUTHORIZED CAPITAL



         The Company, through its Board, is asking shareholders to approve the Amendment of the Articles of Incorporation to increase the authorized capital to 100 million common shares at $.001 par value, in such classes or series and with such rights and privileges as the Board may hereafter determine. The Company currently has 20 million common shares authorized at $.001 par value.

         Management believes these changes to the Articles of Incorporation to provide additional capital shares are in the best interest of the corporation, because the current structure of our shares is not appropriate in current market conditions for a small public corporation, to make an acquisition, or otherwise raise significant capital. Further, the Company has issued and outstanding 17,000,000 shares out of 20,000,000 authorized, and such amount is not sufficient in management's judgment to provide unallocated shares for acquisi-tions or capital raising at current market prices and condition.

         Shareholders should be advised that the Board of Directors may make decisions about private placement and asset acquisitions for new shares of common stock, upon which shareholders generally will not have the right to vote, or the same proportionate rights to vote as previously before these proposed changes. In the event of a "forced Merger," under the Colorado Business Corpora-tion Act, or a share exchange with shareholders of another corporation, if the Directors and principal shareholders have no interest in the transaction before the transaction, and the transaction is voluntary and approved by the Board of Directors. Shareholders have no rights to vote. Other transactions, not meeting those requirements may involve normal requirements for shareholder approval, but, if adopted, the approval of a majority of shareholders will be sufficient, to approve transactions.

        Approving additional authorized capital will not make the Company better able to meet exchange listing criteria. At the current date, with the proposed change the Company would not meet exchange listing criteria. Exchange listing requirements change constantly. There is no assurance the proposed changes will meet exchange listing requirements when, and if, the Company is otherwise qualified. There is no assurance the Company will qualify for exchange listing.

     There is no assurance of any effect of the price of the Company's stock will result, or that the market price for the Company's common stock, immediately or short -ly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions, investor attitudes, and external conditions may affect the stock price. The Company is proposing the steps it deems best calculation to meet the market attractively. The Company is proposing these steps that will best calculate to meet the market attractively. The Company cannot control the market's reaction.

         Dissenting shareholders have no appraisal rights under Colorado law or pursuant to the constituent documents of incorporation or bylaws in connection with the proposed additional capitalization.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED SHARES, AND UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED FOR THE PROPOSED INCREASE IN AUTHORIZED CAPITAL.


                                  Proposal #4

                           AMENDMENT TO ARTICLES FOR
                            CORPORATION NAME CHANGE

     The Board is asking shareholders to authorize a change in the name of this corporation to eTotalsource, Inc. This requires an amendment to the Articles of Incorporation.

     The Board believes the name change in our Articles of Incorporation are in the best interest of the corporation, to create a new market image to be focused on the Company's business.

     The Board of Directors recommends a vote "for" the amendment to change the name of the Corporation, and unless marked to the contrary, proxies received will be voted for the proposal to amend the Articles to change the name of the Corporation.


                                   PROPOSAL 5

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

     To Authorize a reverse split of the common stock on a one for four basis, by which each four shares shall become one share; provided that no shareholder shall be reversed below 100 shares, and no shareholder owning 100 or less shares shall be reversed. Fractional shares will be rounded up to the next whole share.

     We are asking shareholders to approval a pro-rata reverse split of our common stock, by which each four shares would become one share. The proposal contains a savings provision for small shareholders. We do not wish to eliminate any shareholder owning less than 100 shares, if any there be; nor to cause any shareholder owning more than 100 shares to be reduced to less than 100 shares. We feel this minor adjustment in favor of small shareholders is decent, fair and just. We also wish to eliminate the need for fractional shares, so that fraction -al shares resulting will be rounded up to constitute a whole share. The effec-tive date of the reverse split will be 10 days following the date of the meet-ing, in conformity with the requirements of the National Association of Securi-ties Dealers.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets is presently remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem best calculation to meet the market attractively. We cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Colorado law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

                                   Proposal #6

                      EMPLOYEE STOCK OPTION AND AWARD PLAN

     On April 30, 2003 the Board unanimously approved an Employee Stock Option Award Plan, subject to stockholder approval, for 15% of shares outstanding, all of which shares will be available for grant to directors, officers, and selected employees, advisors and consultants of the Company for compensation and as part of a Stock Option Plan. The Board believes that the Plan is necessary for the Company to compete effectively in its market by attracting and retaining key talent with stock options.

         The following summary does not purport to be a complete statement of the Plan's terms and is subject to and qualified in its entirety by reference to Exhibit A.

     Under the Plan, only employees, directors, advisors and consultants of the Company or any subsidiary (including, without limitation, independent contractors who are not members of the Board) are eligible to receive grants of Options by the Compensation Committee or awards of stock for compensation. The Plan is administered by the Compensation Committee of the Board, which selects the employees to whom options or awards will be granted, determines the number of shares to be made subject to each grant, and prescribes other terms and conditions, including the type of consideration to be paid to the Company for the grant of each option and vesting schedules in connection with each grant.

         Set forth below is an explanation of the Plan and a summary of its principal terms. The text of the Plan is set forth in Exhibit A to this Proxy Statement.

Shares Subject to the Employee Stock Option and Award Plan

     The maximum number of option grants is set at 15% of shares outstanding. Maximum number of award shares for compensation is 10% of the shares outstanding. The authorized shares issuable in connection with the Plan are subject to adjustment in the event of stock dividends, mergers or other reorganizations and other situations.

     If any option granted under the Plan expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such option shall again be available for additional option grants.

Participants

     All directors, Officers, employees, advisors and consultants of the Company are eligible to receive grants oroptions under the Plan ursuant to the Plan or as it may be administered by the Compensation Committee.

Terms of Stock Options

        The exercise price of NSOs under the Plan shall not be less than 85% of the fair market value of a share of the Company's Common Stock on the date of grant. The exercise price of all NSOs granted to a nonemployee director shall be equal to 100% of the fair market value of a share of the Company's Common Stock on the date of grant.

         The exercise price of ISOs granted to the Company's employees shall not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant.

         The term of any Option granted under the Plan shall not exceed ten (10) years from the date of grant.

        The Compensation Committee shall have sole discretion in determining the award amounts.

         The Compensation Committee: (1) administers the Plan, and except for automatic grants for the Board made pursuant to the Plan (2) determines the number of shares and options to be granted under the Plan, and the timing, vesting, and other terms of such grants, including, without limitation, the purchase price for each award or sale of shares and the exercise price of each option.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

         ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

         An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value on the exercise date of the shares acquired under an ISO will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two (2) years following grant and at least one (1) year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. If such shares are held longer than 18 months, the long-term capital gains rate is generally 20%. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one (1)- and two (2)-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be limited to the difference between the fair market value of the stock on the exercise date and the option exercise price.


New Plan Benefits

         The Compensation Committee has full discretion to determine the number and amount of options to be granted to employees under the Plan. Therefore, the benefits and amounts that will be received by each of the officers named in the Summary Compensation Table above, the executive officers as a group, the directors who are not executive officers as a group, and all other employees under the Plan are not presently determinable.

         The number of options to be received by each nonemployee director pursuant to the terms of the Plan, subject to stockholder approval, are determined by the Compensation Committee.

Required Approval

         For action to be taken at the Annual Meeting, a quorum must be present. To be considered approved, the Plan must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

         Unless marked to the contrary, proxies received will be voted "FOR" the approval of the company's Employee Stock Award Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPANY'S EMPLOYEE STOCK AWARD PLAN.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at 1510 Poole Boulevard, Yuba City, CA 95993, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 2004.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated: May _____, 2003

                                       By Order of the Board of Directors

                                           /s/ Terry Eilers
                                       By: ----------------------------------
                                            Terry Eilers, President

                                    EXHIBIT A

                                 2003 STOCK PLAN

                                       OF

                            PREMIUM ENTERPRISES, INC.


SECTION 1. ESTABLISHMENT AND PURPOSE.

     The Plan is established on _________________, effective on approval by shareholders, to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

         The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2. DEFINITIONS.

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

         (d) "Company" shall mean Drucker Industries, Inc. (or Drucker, Inc.), a Delaware corporation.

         (e) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

         (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (h) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

                  (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite- transactions report;

                  (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

                  (iii) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (i) "ISO" shall mean an employee incentive stock option described insection 422(b) of the Code.

         (j) "Nonstatutory Option" shall mean an employee stock option not describedin sections 422(b) or 423(b) of the Code.

         (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (m)  "Optionee" shall mean an individual who holds an Option.

         (n) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

         (o) "Committee Procedures." The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (p) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have the authority and discretion to take the following actions:

                  (i)  To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                  (v)  To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

                  (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                  (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

                  (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

                  (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 3. ADMINISTRATION.

         (a) Committee Membership. The Plan shall be administered by the Committee. The "Committee" shall mean the full Board of Directors and/or a committee designated by the Board of Directors, which is authorized to administer the Plan under this Section. The Committee's membership shall enable the Plan to qualify under Rule 16b-3 with regard to the grant of Shares and Options under the Plan to persons who are subject to Section 16 of the Exchange Act. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Shares or Options under the Plan to persons subject to Section 16 of the Exchange Act.

         (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

                  (i)  To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

                  (v)  To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

                  (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

                  (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

                  (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

                  (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

                  (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

         All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

         (a) General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

         (b) Outside Directors. Any other provision of the Plan notwith-standing, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

                  (i) Outside Directors shall receive no grants other than the Nonstatutory Options described in this Subsection (b).

                  (ii) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

                  (iii) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

                  (iv) Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and Perm-anent Disability or (C) the date 12 months after the termi-nation of such Outside Director's service because of death or Total and Permanent Disability.

The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

SECTION 5. STOCK SUBJECT TO PLAN.

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 15% of Shares oustanding, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

         (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

         (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 15,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

         (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

         (f) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

         (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

         (i)  The expiration date determined pursuant to Subsection (e) above;

         (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

         (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

         (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

         (i) Death of Optionee. If an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

         (i)  The expiration date determined pursuant to Subsection (e) above;
or

         (ii)  The date six months after the Optionee's death.

         All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

         (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

         (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

         (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                  (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections (e),
                  (f) and (g) below.

                  (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c),
                  (d), (f) or (g) below.

                  (iii) In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d), (f) or (g) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

         (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         (g) Other Forms of Payment. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9. ADJUSTMENT OF SHARES.

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

         (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO RETENTION RIGHTS.

         Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12. DURATION AND AMENDMENTS.

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective upon approval by shareholders. The Plan shall terminate automatically 15 years after its initial adoption by the Board of Directors on June 21, 2000, and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.


        To record the adoption of the Plan by the Board of Directors on ________________, 2003 subject to approval and by the Company's stockholders at a duly noticed shareholders' meeting, the Company has caused its authorized officer to execute the same.

PREMIUM ENTERPRISES, INC.


By /s/ Terry Eilers
   -----------------------
Its President

                                     BALLOT

--------------------------------------------------------------------------------

                            PREMIUM ENTERPRISES, INC.
                              1510 Poole Boulevard
                              Yuba City, CA 95993
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, May xx, 2003

     The undersigned hereby appoints Terry Eilers proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Premium Enterprises, Inc. held of record by the under-signed at the Annual Meeting of Stockholders to be held on May xx, 2003, at 10:00 a.m., at 1510 Poole Boulevard, Yuba City, CA 95993, and at any adjourn-ment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy State-ment as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:

                  [_] FOR: nominees listed above (except as marked to the con-trary below).


                  [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Gordon, Hughes & Banks as independent accountants for the period ending December 31, 2003:

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To amend the Articles of Incorporation to increase the authorized capital to 100 million common shares at $.001 par value and 300 million preferred shares at $.001 par value in such classes or series and with such rights and privileges as the Board may hereafter determine.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To change the name of the corporation to a name to eTotalSouce, Inc.

5. To Authorize a reverse split of the common stock on a one for four basis, by which each four shares shall become one share; provided that no shareholder shall be reversed below 100 shares, and no shareholder owning 100 shares or less shall be reversed. Fractional shares will be rounded up to the next whole share.

6. To transact such other business as may properly come before the annual meet-ing or any postponement of or adjournment thereof.


         [_] FOR           [_] AGAINST               [_] ABSTAIN

7.       To transact such other business as may properly come before the Annual
Meeting.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2003

 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.